SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [ ]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              MEREDITH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                     [LOGO]
                              MEREDITH CORPORATION

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 9, 1998

                             ----------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of holders of common stock and class B stock of Meredith Corporation (hereinafter called the "Company") will be held at the Company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 9, 1998, at 10:00 A.M., local time, for the following purposes:

     (1) To elect four Class III directors for terms expiring in 2001, as provided in the Bylaws of the Company.

     (2) To elect one Class I director for a term expiring in 1999, as provided in the Bylaws of the Company.

     (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     By resolution of the Board of Directors, only holders of record of the Company's common stock and class B stock at the close of business on September 1, 1998, are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.



                                        By Order of the Board of Directors,



                                                THOMAS L. SLAUGHTER
                                         VICE PRESIDENT -- GENERAL COUNSEL
                                                   AND SECRETARY

Des Moines, Iowa
September 25, 1998


PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION IS APPRECIATED.

                                     [LOGO]
                              MEREDITH CORPORATION

                             ----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 9, 1998

                             ----------------------


                                 INTRODUCTION

     This Proxy Statement is being sent to stockholders on or about September 25, 1998, in connection with the solicitation of proxies by the Board of Directors of Meredith Corporation (the "Company") to be used in voting at the Annual Meeting of holders of common stock and class B stock of the Company to be held at the Company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 9, 1998, at 10:00 A.M., local time, and at any adjournment or adjournments thereof.

     YOU ARE REQUESTED TO SIGN AND COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) IN THE ENCLOSED ENVELOPE.

     Proxies in such form, if duly signed and received in time for voting, will be voted in accordance with the directions of the stockholders. If no instructions are specified in a proxy, the proxy will be voted by the proxy holders FOR the election as directors of the nominees hereinafter named and in their discretion upon such matters not presently known or determined that may properly come before the meeting.

     The affirmative vote of a majority of the total number of votes entitled to be cast represented by shares present in person or by proxy, a quorum being present, is required to elect directors and for any other matters that may properly come before the meeting.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

     The giving of a proxy does not preclude the right to vote in person or by means of a subsequent proxy should the person giving the proxy so desire. Any proxy may be revoked by giving notice to the Company in writing prior to the meeting or in open meeting, but such revocation shall not affect any vote previously taken.

     The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement and the reasonable costs of brokers, nominees and fiduciaries in supplying proxies to beneficial owners, will be paid by the Company. The solicitation will be made by the use of the mail, through brokers and banking institutions, and by officers and regular employees of the Company.


                             SHARES ENTITLED TO VOTE

     Each holder of common stock of record at the close of business on September 1, 1998, is entitled to one vote per share so held on all matters to come before the meeting. At the close of business on September 1, 1998, there were outstanding and entitled to vote at the Annual Meeting 41,215,149 shares of common stock of the Company. Each holder of record of class B stock at the close of business on September 1, 1998, is entitled to ten votes per share so held on all matters to come before the meeting. At the close of business on September 1, 1998, there were outstanding and entitled to vote at the Annual Meeting 11,251,212 shares of class B stock of the Company, for a total of 153,727,269 votes.

     In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes, including votes to "withhold authority," will be counted. If an individual has signed a proxy card but failed to indicate a vote "for" or "withhold authority," such proxy will be voted FOR the election as directors of the nominees therein named.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial owners of such shares. Because the voting or dispositive power of certain stock listed in the following table is shared, in some cases, the same securities are listed opposite more than one name in the table. In addition, in some cases, the same securities may be listed in more than one column opposite the same person's name in the table (for example when a person holds sole dispositive power but shared voting power with respect to shares).

     Set forth below is information as of July 31, 1998 (unless otherwise indicated), concerning security ownership by each person who is known to management to be the beneficial owner of more than 5% of any class of the Company's voting securities, and security ownership by management.

                                                       COMMON STOCK OWNED                CLASS B STOCK OWNED (2)
                                             -------------------------------------- ---------------------------------
                                              SOLE VOTING     SHARED                 SOLE VOTING     SHARED
                                                   OR        VOTING OR                    OR        VOTING OR
                                               INVESTMENT   INVESTMENT      % OF      INVESTMENT   INVESTMENT   % OF
NAME AND ADDRESS                                 POWER         POWER     CLASS (1)      POWER         POWER     CLASS
----------------                             ------------- ------------ ----------- ------------- ------------ ------
(a)  BENEFICIAL OWNERS OF MORE THAN 5%

 E.T. Meredith III, Director (3)(4) ........   1,437,785     324,296       19%        7,111,448      252,940    65%
  1716 Locust Street
  Des Moines, Iowa 50309-3023

 Frederick B. Henry, Director (3)(8)(11) ...     816,974     633,108        5%           59,992      667,300     6%
  100 West Hallam Street
  Aspen, Colorado 81611

 Norwest Corporation (5)(6) ................           0     316,878        4%          293,400    1,145,072    13%
  Norwest Center
  Sixth and Marquette
  Minneapolis, Minnesota 55479-1026

 Janus Capital Corporation (6) .............   2,965,825           0        7%                0            0     0
  100 Fillmore Street, Suite 300
  Denver, Colorado 80206-4923

(b)  DIRECTORS, NOT LISTED ABOVE, INCLUDING
     NOMINEES, AND NAMED EXECUTIVE OFFICERS

  Leo R. Armatis, Vice President --
    Corporate Relations (4)(7)(9) ..........     147,278      25,000        *               771            0      *
  Herbert M. Baum, Director (8)(11) ........      25,445           0        *                 0            0      0
  Barbara U. Charlton, Director (8)(11) ....      29,373           0        *               400            0      *
  Mary Sue Coleman, Director (8) ...........       3,600           0        *                 0            0      0
  Larry D. Hartsook, Vice President --
    Operations (7)(9) ......................      43,294           0        *                 0            0      0
  Joel W. Johnson, Director (8)(11) ........      21,113           0        *                 0            0      0
  William T. Kerr, Director,
    Chairman & CEO (4)(7)(9) ...............     595,023      35,000        2%                0            0      0
  Robert E. Lee, Director (8)(11) ..........      34,643           0        *             2,800            0      *
  Richard S. Levitt, Director (4)(8)(11) ...      42,234      24,000        *                 0       24,000      *
  Christopher M. Little, President --
    Publishing Group (7)(9) ................     368,254           0        *                 0            0      0


                                                            COMMON STOCK OWNED                CLASS B STOCK OWNED (2)
                                                  -------------------------------------- ---------------------------------
                                                   SOLE VOTING     SHARED                 SOLE VOTING     SHARED
                                                        OR        VOTING OR                    OR        VOTING OR
                                                    INVESTMENT   INVESTMENT      % OF      INVESTMENT   INVESTMENT   % OF
NAME AND ADDRESS                                      POWER         POWER    CLASS (1)       POWER         POWER     CLASS
----------------                                  ------------- ------------ ----------- ------------- ------------ ------
  John P. Loughlin, President --
    Broadcasting Group (4)(7)(9) ................     106,252        1,500       *                 0            0     0
  Philip A. Marineau, Director ..................       2,128            0       *                 0            0     0
  Nicholas L. Reding, Director (8)(11) ..........      30,820            0       *                 0            0     0
  Jack D. Rehm, Director (4)(8) .................     580,634       10,068       2%           45,457        1,344     *

(c) ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
    GROUP (3)(4)(7)(8)(9)(10)(11)
    (19 persons) ................................   4,585,936    1,059,012      28%        7,223,205      945,584    73%

--------------------
* Less than one percent.

(1) The calculation of percentage of class of Common Stock Owned includes any amounts of common stock deemed to be owned by the stockholder as a result of the stockholder's ownership of class B stock which is convertible, share for share, into common stock. Any such conversion would have the effect of reducing a stockholder's percentage ownership of class B stock.

(2) Class B stock is not transferable except to members of the family of the holder and certain other related entities. Class B stock, however, is convertible, share for share, at any time into fully transferable common stock without the payment of any consideration.

(3) Includes shares owned by various trusts. The inclusion of these shares is not to be taken as an admission by the named stockholder of beneficial ownership of these shares for any other purpose.

(4) Includes shares beneficially owned by spouses and relatives living in the same home with the named individuals, and includes shares owned by family partnerships.

(5) Includes shares beneficially owned by Norwest Bank Iowa, N.A., as trustee, a subsidiary of Norwest Corporation.

(6) Information as of December 31, 1997, based on Schedule 13G filed with the Securities and Exchange Commission and/or information provided by Norwest Bank Iowa, N.A., the trustee.

(7) Includes shares held by Norwest Bank Iowa, N.A., as trustee under the Meredith Savings and Investment Plan for the benefit of certain officers, which shares are voted by the trustee only at the direction of the individual plan participants.

(8) Includes shares which are subject to presently exercisable stock options or options exercisable within 60 days following the date of this Proxy Statement by non-employee directors under the Company's 1993 Stock Option Plan for Non-Employee Directors as follows: 18,000 shares for Messrs. Robert E. Lee, Richard S. Levitt and Nicholas L. Reding; 14,000 shares for Messrs. Herbert M. Baum and Joel W. Johnson; 6,800 shares for Dr. Barbara
     U. Charlton; 5,200 shares for Mr. Frederick B. Henry; 2,000 shares for Dr. Mary Sue Coleman; 2,000 shares for Mr. Jack D. Rehm and an additional 564,056 shares for Mr. Rehm under the Company's 1992 and 1996 Stock Incentive Plans.

(9) Includes shares which are subject to presently exercisable stock options or options exercisable within 60 days following the date of this Proxy Statement by executive officers under the Company's 1992 and 1996 Stock Incentive Plans as follows: 482,368 shares for Mr. William T. Kerr; 323,856 shares for Mr. Christopher M. Little; 128,436 shares for Mr. Leo R. Armatis; 81,800 shares for Mr. John P. Loughlin; and 22,600 shares for Mr. Larry D. Hartsook.

(10) Includes 1,939,960 shares which are subject to presently exercisable stock options or options exercisable within 60 days following the date of this Proxy Statement by the directors and the executive officers as a group.

(11) Includes stock equivalents held by the non-employee directors under the Company's 1990 Restricted Stock Plan for Non-Employee Directors as follows (rounded to the closest whole number): 5,482 shares for Mr. Richard S. Levitt; 4,379 shares for Mr. Robert E. Lee; 3,730 shares for Dr. Barbara U. Charlton; 2,957 shares for Mr. Joel W. Johnson; 1,637 shares for Mr. Nicholas L. Reding; 1,422 shares for Mr. Frederick B. Henry; and 813 shares for Mr. Herbert M. Baum; for an aggregate of 20,420 shares.

                             ELECTION OF DIRECTORS

     The Restated Articles of Incorporation provide that the Board of Directors shall consist of not fewer than three nor more than 15 persons, as may be provided by the Bylaws, to be divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of directors. The Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The last resolution provided for 12 directors. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

     Listed below are the four persons who have been nominated as Class III directors to serve three-year terms to expire in 2001. All nominees are currently serving as directors and were previously elected by the stockholders. Also listed below is Mr. Philip A. Marineau, who was nominated as a Class I director to serve a term expiring in 1999. Mr. Marineau was elected as a director by the Board of Directors at its meeting on January 29, 1998, to fill a vacancy due to the retirement of Mr. Pierson M. Grieve. Should any of these nominees become unable to serve prior to the upcoming Annual Meeting, an event which is not anticipated by the Company, the proxies, except those from stockholders who have given instructions to withhold voting for the following nominees, will be voted for such other person as the Compensation/Nominating Committee may nominate. Certain information concerning each of the four nominees for Class III directors, Mr. Marineau and each of the continuing directors is set forth below.


                 NOMINEES FOR ELECTION AS CLASS III DIRECTORS --
                             TERMS TO EXPIRE IN 2001

                                 YEAR
                            FIRST ELECTED             PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
       NOMINEE        AGE   AS A DIRECTOR           DURING THE PAST FIVE YEARS AND OTHER INFORMATION
-------------------- ----- --------------- ------------------------------------------------------------------
Mary Sue Coleman      54        1997       President, The University of Iowa, 1995 to present; Provost,
                                           University of New Mexico, 1993 to 1995. Dr. Coleman is a
                                           director of Gaylord Container Corporation and Norwest Bank
                                           Iowa, N.A.

Joel W. Johnson       55        1994       Chairman, President and Chief Executive Officer, Hormel Foods
                                           Corporation (producer and marketer of meat and food products),
                                           December 1995 to present; President and Chief Executive Officer,
                                           Hormel Foods Corporation, 1993 to December 1995. Mr. Johnson
                                           is a director of Hormel Foods Corporation and Ecolab, Inc.

Richard S. Levitt     68        1971       Chairman and Chief Executive Officer, Nellis Corporation (private capital management), 1988 to present. Mr. Levitt is a director of
                                           Norwest Corporation and Norwest Bank Iowa, N.A.

E. T. Meredith III    65        1966       Chairman of the Executive Committee, Meredith Corporation,
                                           1988 to present.

                  NOMINEE FOR ELECTION AS A CLASS I DIRECTOR --
                             TERM TO EXPIRE IN 1999

                                 YEAR
                            FIRST ELECTED             PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
       NOMINEE        AGE   AS A DIRECTOR           DURING THE PAST FIVE YEARS AND OTHER INFORMATION
-------------------- ----- --------------- ------------------------------------------------------------------
Philip A. Marineau    51        1998       President and Chief Executive Officer North America, Pepsi-Cola
                                           Company (worldwide beverage division of Pepsico), December
                                           1997 to present; President and Chief Operating Officer, Dean
                                           Foods, January 1996 to November 1997; President and Chief
                                           Executive Officer, The Quaker Oats Company, 1993 to December
                                           1995; Executive Vice President-U.S. and Canadian Grocery Product,
                                           The Quaker Oats Company, 1989 to 1993. Mr. Marineau is a
                                           director of Arthur J. Gallagher Company, Inc.

             DIRECTORS CONTINUING IN OFFICE AS CLASS I DIRECTORS --
                             TERMS TO EXPIRE IN 1999

                                  YEAR
                             FIRST ELECTED             PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
       DIRECTOR        AGE   AS A DIRECTOR           DURING THE PAST FIVE YEARS AND OTHER INFORMATION
--------------------- ----- --------------- ------------------------------------------------------------------
Robert E. Lee          63        1982      Executive Director, Emeritus, The Denver Foundation (community foundation), 1996 to present; Executive Director, The Denver
                                           Foundation, 1989 to 1996. Mr. Lee is a director of Storage
                                           Technology Corporation, Source Capital Corporation and ING
                                           America Insurance Holdings, Inc.

Jack D. Rehm           65        1988      Chairman of the Board-Retired, Meredith Corporation, January
                                           1998 to present; Chairman of the Board, Meredith Corporation,
                                           July 1992 to December 1997; Chief Executive Officer, Meredith
                                           Corporation, February 1989 to December 1996; President, Meredith
                                           Corporation, February 1988 to July 1994. Mr. Rehm is a director of ING America Insurance Holdings, Inc., International Multifoods
                                           Corporation and Norwest Bank Iowa, N.A.

Barbara U. Charlton    66        1980      Consultant, Baric Enterprises (consulting firm designed to work with higher education and business), October 1997 to present;
                                           Executive Director of the Business -- Higher Education Forum,
                                           February 1995 to November 1997; Interim Director of the Business
                                           -- Higher Education Forum, July 1994 to February 1995;
                                           Chancellor, University of California, Santa Barbara, 1987 to July
                                           1994.

             DIRECTORS CONTINUING IN OFFICE AS CLASS II DIRECTORS --
                             TERMS TO EXPIRE IN 2000

                                 YEAR
                            FIRST ELECTED              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
      DIRECTOR        AGE   AS A DIRECTOR            DURING THE PAST FIVE YEARS AND OTHER INFORMATION
-------------------- ----- --------------- -------------------------------------------------------------------
Herbert M. Baum       61        1994       Chairman and Chief Executive Officer, Quaker State Corporation
                                           (producer of motor oil and lubricants and marketer of products and services in the automotive aftermarket), July 1995 to present;
                                           President, Chairman and Chief Executive Officer, Quaker State
                                           Corporation, 1993 to June 1995. Mr. Baum is a director of Quaker
                                           State Corporation; Whitman Corporation; Midas, Inc.; Dial
                                           Corporation; and Fleming Cos., Inc.

Frederick B. Henry    52        1969       President, The Bohen Foundation (private charitable foundation),
                                           1985 to present.

William T. Kerr       57        1994       Chairman and Chief Executive Officer, Meredith Corporation,
                                           January 1998 to present; President and Chief Executive Officer,
                                           Meredith Corporation, January 1997 to December 1997; President
                                           and Chief Operating Officer, Meredith Corporation, July 1994 to
                                           December 1996; President-Magazine Group and Executive Vice
                                           President, Meredith Corporation, 1991 to 1994. Mr. Kerr is a
                                           director of Principal Mutual Life Insurance Company, Storage
                                           Technology Corporation and Maytag Corporation.

Nicholas L. Reding    63        1992       Vice Chairman, Monsanto Company (diversified company in
                                           pharmaceuticals, food products and agricultural chemicals), 1992 to present. Mr. Reding is a director of Monsanto Company,
                                           International Multifoods Corporation and CPI Corporation.

                               BOARD COMMITTEES

     There are five standing committees of the Board of Directors:

     AUDIT COMMITTEE. The members of this committee are Messrs. Levitt (Chairman), Baum and Marineau and Drs. Charlton and Coleman. The committee is composed entirely of non-employee directors. The committee reviews with the Company's outside auditors the scope and results of the annual audit, determines the responsibilities and scope of the Company's internal audit department and carries on such other activities as required to give additional assurances regarding financial information used by the Board and distributed to outsiders.

     COMPENSATION/NOMINATING COMMITTEE. The members of this committee are Messrs. Lee (Chairman), Henry, Levitt and Reding. The committee is composed entirely of non-employee directors. The committee reviews and approves changes in corporate officers' salaries and salary administration plans and programs, approves, prior to adoption, any management incentive, bonus or stock plans or agreements and administers such plans as required. The committee nominates directors to serve on the Board. The committee will consider stockholder recommendations for directors sent to the Compensation/Nominating Committee, c/o Leo R. Armatis, Meredith Corporation, 1716 Locust Street, Des Moines, Iowa 50309-3023.

     EXECUTIVE COMMITTEE. The members of this committee are Messrs. Meredith (Chairman), Kerr, Lee, Levitt and Rehm. The committee has, during intervals between meetings of the Board, all the authority of the Board in management of the business except for the authority to declare dividends, fix compensation of any members of the committee, amend or repeal certain resolutions of the Board, or make fundamental changes in the corporate structure of the Company.

     FINANCE COMMITTEE. The members of this committee are Messrs. Reding (Chairman), Baum, Johnson, Lee and Rehm. The committee advises the Board with respect to corporate financial policies and procedures, dividend policy, specific corporate financing plans and annual operating and capital budgets. It also provides financial advice and counsel to management, appoints depositories of corporate funds and specifies conditions of deposit and withdrawal, supervises corporate investment portfolios and reviews capital expenditure requests by management within the limits established by the Board.

     PENSION COMMITTEE. The members of this committee are Messrs. Henry (Chairman), Johnson and Marineau and Drs. Charlton and Coleman. The committee reviews pension plans and amendments to ascertain that they are being administered in accordance with their terms and are providing authorized benefits. It also reviews levels and types of benefits and recommends changes. The committee recommends to the Board investment objectives for pension funds, reviews the performance of the funds and recommends to the Board such committees it deems desirable for the administration of the pension plans.

     During fiscal year 1997-98, the full Board met six times, the Compensation/Nominating Committee met five times, the Audit and Finance Committees each met four times, and the Pension and Executive Committees each met three times. All directors attended more than 75% of all meetings of the full Board and the respective committees on which they served during fiscal year 1997-98.

     Non-employee directors receive a $35,000 annual retainer with an additional $3,000 annual retainer for committee chairpersons. Under the 1990 Restricted Stock Plan for Non-Employee Directors, as amended (the "1990 Plan"), non-employee directors have the opportunity to receive either all or 50% of the annual retainer (including the chairperson retainer) in either restricted stock or stock equivalents equal to 105% of the amount of the annual retainer converted. Each new non-employee director receives 1,200 shares of restricted stock upon election to the Board. The restricted stock vests on the fifth anniversary of the date of the grant. Stock equivalents are converted to shares of Company common stock and delivered to the director upon the director's retirement from the Board. During fiscal year 1997-98, all non-employee directors, with three exceptions, elected to receive all or 50% of their retainer in restricted stock or stock equivalents.

     The 1993 Stock Option Plan for Non-Employee Directors, as amended (the "1993 Plan"), is a further encouragement of directors' ownership of the Company's stock. Each non-employee director receives an option to purchase 6,000 shares of Company common stock on the day following the Annual Meeting of Stockholders at an exercise price equal to the average of the high and low market prices on the date of the grant. The options are exercisable one-third per year over a three-year period beginning on the first anniversary of the grant date. The options expire on the tenth anniversary of the grant date.

     Employee directors receive no compensation for Board service. Pursuant to a consulting agreement, Jack D. Rehm, former Chairman of the Board and a current director, receives not less than $150,000 per year through December 31, 2000. During the 1997-98 fiscal year, Mr. Rehm received $158,334 as a consultant.


                      REPORT OF THE COMPENSATION/NOMINATING
                       COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation/Nominating Committee reviews, considers and approves changes in the compensation of the Company's officers. The Committee administers various stock and other compensation-related plans provided for the benefit of the Company's officers, directors, and other key managers, with the purpose of encouraging the participants to achieve the Company's performance goals and to align the interests of the participants with the interests of the Company's stockholders. The Compensation/Nominating Committee is composed entirely of independent outside directors. There are no Compensation Committee interlocks and there is no insider participation on the Committee. The Committee has provided the following report on executive compensation for inclusion in this Proxy Statement:

COMPENSATION PHILOSOPHY

     The Company's executive compensation philosophy has the following objectives:

     (1) To provide compensation opportunities competitive with those available at comparable firms in the specific industries in which the Company conducts its businesses and the national marketplace;

     (2) To provide the opportunity to earn beyond competitive levels if superior operating performance and stockholder returns are achieved;

     (3) To design incentives that balance the need to meet or exceed annual operating plans with the need for long-term business growth and to provide superior stockholder returns;

     (4) To provide clear, controllable and measurable objectives for the executives to meet; and

     (5) To attract, retain and motivate top caliber executives in each market segment in which the Company competes.

     Pay for performance, which is directly linked to both short-term and long-term compensation, is the foundation of the compensation program for the Company's CEO and other executive officers.

     Section 162(m) of the Internal Revenue Code limits the deductibility of certain items of compensation paid to the CEO and to each of the named executive officers to $1,000,000 annually. The Committee believes that it is in the best interests of the Company to receive maximum tax deductibility for compensation paid to the CEO and the other executive officers under Section 162(m). The Committee has adopted or approved appropriate changes to the Company's long-term and short-term incentive programs to provide for the deductibility of compensation received under the plans, but reserves the right to provide for compensation to the CEO and other executive officers, that may not be deductible, if in the best interests of the Company and the stockholders.

CEO AND EXECUTIVE OFFICER COMPENSATION PROGRAM ELEMENTS

     Periodic media and general industry competitive market reviews of executive compensation are conducted with the assistance of outside compensation consultants. The Company's compensation program strives to be competitive in relation to the market data available. The Committee strives to establish CEO and other executive officer base salaries within the mid-range of the market survey data. Short-term and long-term incentive targets are set in the same manner. Superior performance may result in compensation beyond the mid-range.

     BASE SALARY. Salaries for the CEO and executive officer group are based on the marketplace value of each job and on individual contributions and performance. The performance of the CEO and each executive officer is reviewed annually by the Committee. Salary increases are based primarily on the annual merit reviews. The rates of increase are tied to both individual performance and general executive compensation trends.

     Mr. Kerr's annual base salary, pursuant to his employment contract, was $575,000 for the 1997-98 fiscal year. Mr. Kerr's salary is within the mid-range of salaries for comparable positions as reported in the competitive markets surveyed.

     SHORT-TERM INCENTIVE PROGRAM. The Company's Management Incentive Plan provides the CEO and other executive officers with an annual incentive to attain established financial and overall performance targets. For the 1997-98 fiscal year, at least 85% of the incentive awards to the CEO and all other executive officers was based on specific financial targets relating to earnings and cash flow, with the balance relating to predetermined qualitative organizational objectives.

     The goals for each participant are reviewed and revised annually in connection with the approval of the budget for the upcoming fiscal year. For the 1997-98 fiscal year, the incentive payments for goal achievement for the CEO were set at 50% of base salary for achieving target and up to 125% of base salary for achieving performance above target. The incentive payments for the other executive officers were 40% for achieving target and up to 100% for achieving performance above target. At each quarterly meeting of the Committee, the progress of the CEO and the other executive officers toward meeting the quantitative goals established for the fiscal year was reviewed.

     For the 1997-98 fiscal year, the Company exceeded the target financial performance goals established by the Committee at the beginning of the year for Mr. Kerr to receive his incentive award. Mr. Kerr received an incentive award of $718,750. The award was determined primarily by the fact that the Company significantly exceeded budgeted earnings and cash flow. Other factors considered by the Committee in determining the award were the further strengthening of the Company's core businesses, the continued strong performance of the Company's return on equity and growth in earnings per share. In addition, the Committee recognized the 62% improvement in the price of the Company's common stock during the fiscal year.

     For the 1997-98 fiscal year, the other executive officers named in this Proxy Statement received incentive awards totaling $1,070,000. For the corporate officers (other than operating group presidents), the awards were based on the Company surpassing financial targets for earnings and cash flow and in recognition of the achievement of qualitative goals. For the operating group presidents, the awards were based on the relevant groups surpassing their respective financial targets for earnings and cash flow, the Company surpassing financial targets for earnings, and in recognition of the achievement of qualitative goals.

     LONG-TERM INCENTIVE PROGRAM. In the 1997-98 fiscal year, the Committee utilized the grant of nonqualified stock options, under the 1996 Stock Incentive Plan (the "1996 Plan"), to the executive officers in the implementation of its long-term incentive program.

     The nonqualified stock options awarded by the Committee under the 1996 Plan during the 1997-98 fiscal year as part of the long-term incentive program are exercisable one-third per year over the three-year period commencing on the first anniversary of the grant date. The options granted will expire on the tenth anniversary of the date of grant. All options granted become exercisable in the event of the grantee's termination of employment due to death, disability or retirement. Unless the grantee's employment with the Company is terminated for reasons other than death, disability or retirement, the grantee may exercise all exercisable stock options until the date of expiration. All options granted during fiscal year 1997-98 carry an exercise price at the fair market value on the date of grant.

     Other than the stock options described in the next paragraph, no stock options were granted to Mr. Kerr in fiscal year 1997-98. The other named executive officers were granted an aggregate total of 121,800 nonqualified stock options at an exercise price of $29.875 per share in addition to the grants described in the next paragraph. Upon his election to President of the Broadcasting Group in November 1997, Mr. John P. Loughlin was granted an additional 18,400 stock options at $35.03 per share. These grants were in furtherance of the Committee's desire to encourage the executive officers to focus on long-term performance and stockholder value under the long-term incentive plan.

     EARNINGS PER SHARE ("EPS") PROGRAM. During fiscal year 1997-98, the Committee adopted a program using nonqualified stock options under the 1996 Plan to provide an incentive to the executive officers and other key employees to achieve an annualized EPS growth rate of 15% from the 1996-97 fiscal year to the 1999-2000 fiscal year and to maintain at least an average return on equity of 15% over the three fiscal years ending June 30, 2000. On August 12, 1997, Mr. Kerr was granted 85,000 nonqualified stock options at an exercise price of $29.875 per share and the other named executive officers were granted an aggregate total of 64,000 nonqualified stock options at $29.875 per share under the EPS program. In November of 1997, Mr. Loughlin was granted an additional 8,000 options at $35.03 per share under the EPS program. The options will become exercisable in February 2007. The vesting of the options will accelerate to August 12, 2000, for a graduated number of options beginning with the achievement of at least an annualized EPS growth of 13% up to 100% of the number granted if the annualized EPS growth equals or exceeds 15%.

     THE MEREDITH EXECUTIVE STOCK OWNERSHIP PROGRAM. A stock ownership program has been designed by the Committee utilizing the 1996 Plan. The purpose of the program is to encourage increased Company stock holdings by executives. Target levels of individual stock holdings were established for the participants in the program at one and one-half to six times base pay. Each participant is awarded restricted stock equal to 20% of his or her personal acquisitions of Company stock up to the established target since the last day of the prior year. The incremental stock holdings must be maintained for a specified period of time in order for the restrictions to lapse. The Committee believes this program will provide further incentives to the participants to focus on long-term Company performance and stockholder value. Mr. Kerr received 9,600 shares of restricted stock and the other named executive officers received an aggregate total of 3,920 shares of restricted stock under this program during fiscal year 1997-98.

OTHER COMPENSATION

     The CEO and other executive officers are eligible to participate in the Company benefit plans described elsewhere in this Proxy Statement under the terms of those plans and without consideration of achievement of performance standards.

PEER GROUP SELECTION AND COMPARATIVE ANALYSIS

     The Company does not believe that the published indices accurately reflect the mix of businesses in which the Company competes. Therefore, the Company has, in good faith, selected a Peer Group of 12 media and television broadcast companies for the purpose of preparing the stockholder performance graph contained elsewhere in this Proxy Statement. Recognizing that there are no other companies that have the exact same combination of businesses as the Company, the companies selected for the Peer Group have multimedia businesses primarily with publishing and/or television broadcasting in common with the Company.

     Many of the companies selected for the Peer Group are larger and/or engaged in businesses other than the Company's core businesses. Consequently, for the purposes of compensation comparisons, the Company and the Committee have chosen to use broader media and general industry survey information that includes information on members of the Peer Group. The Committee has attempted to maintain the compensation for the CEO and other executive officers at a level close to the mid-range of the surveyed groups.

CONCLUSION

     The Committee believes that the Company's executive compensation programs effectively tie executive pay to the performance of the Company and to stockholder value.

                         Mr. Robert E. Lee, Chairman
                         Mr. Frederick B. Henry
                         Mr. Richard S. Levitt
                         Mr. Nicholas L. Reding

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table provides a summary of compensation paid to Mr. Kerr and the other four most highly compensated executive officers of the Company for services rendered to the Company during each of the last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                           --------------------------
                                            ANNUAL COMPENSATION                      AWARDS
                                    ------------------------------------   --------------------------
                                                                            RESTRICTED     SECURITIES
                                                                               STOCK       UNDERLYING
                                     FISCAL                                   AWARDS         OPTION         ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR        SALARY        BONUS         (1)(2)       AWARDS(3)     COMPENSATION(4)
---------------------------         --------   -----------   -----------   ------------   -----------   ----------------
William T. Kerr                     1998        $575,000      $718,750       $334,113        85,000          $18,095
 Chairman and CEO                   1997         530,000       687,500         85,752       700,000           17,836
                                    1996         480,000       540,000         78,250       105,000           17,064

Christopher M. Little               1998        $400,000      $400,000              0        94,600          $19,649
 President -- Publishing Group      1997         376,000       376,000       $ 60,026       154,600           18,400
                                    1996         356,000       325,000         15,650        54,600           18,700

John P. Loughlin (5)                1998        $310,852      $246,000              0        60,000          $ 7,635
 President -- Broadcasting Group

Larry D. Hartsook (6)               1998        $222,000      $210,000       $ 50,505        23,400          $17,402
 Vice President -- Operations       1997         212,000       205,000         30,013        23,400           16,632
                                    1996         193,500       190,000          3,913        21,000           16,472

Leo R. Armatis                      1998        $214,000      $214,000       $ 74,788        34,200          $16,189
 Vice President --                  1997         203,000       200,000         18,865        22,200           15,482
 Corporate Relations                1996         192,000       188,000              0        21,000           14,981

------------------
(1)  Accumulated Restricted Stock

                                                                   AGGREGATE
                                                    SHARES     YEAR-END VALUE ($)
                                                   --------   -------------------
                         William T. Kerr           44,000          2,065,250
                         Christopher M. Little     14,400            675,900
                         John P. Loughlin          20,800            976,300
                         Larry D. Hartsook         12,880            604,555
                         Leo R. Armatis            12,800            600,800

     Dividends are paid on reported restricted stock.

(2) Restricted stock awards vest five years after date of grant, except for those of Mr. Kerr, who has shares vesting at five, eight and ten years. The vesting of certain shares of restricted stock also is conditioned upon the continued holding of a corresponding number of shares of common stock.

(3) During fiscal year 1997-98, the named executive officers were granted an aggregate of 157,000 nonqualified stock options exercisable in February 2007, but with an acceleration in vesting to August 2000, for a graduated number of options beginning with the achievement of at least an annualized earnings per share (EPS) growth of 13% up to all of the options granted if the annualized EPS growth equals or exceeds 15%, and so long as the return on equity averages at least 15% over the three-year period ending June 30, 2000.

(4) This column discloses: (a) matching contributions made by the Company equal to 75% (calendar 1997) and 80% (calendar 1998) of the first 5% of the employee's contributions to the Meredith Savings and Investment Plan, a defined contribution plan available generally to the employees of the Company. The Company made matching contributions to the plan of $6,400 for Mr. Kerr; $6,400 for Mr. Little; $6,953 for Mr. Loughlin; $5,440 for Mr. Hartsook; and $6,389 for Mr. Armatis; (b) life insurance premiums paid by the Company on policies that are owned by the employees under split dollar insurance arrangements as follows: Mr. Kerr, $11,300; Mr. Little, $12,400; Mr. Hartsook, $10,660; and $9,800 for Mr. Armatis; (c) the value of term life insurance provided for the benefit of each executive officer and (d) the amount representing above allowable interest rates paid on deferred compensation, which were $1,302 for Mr. Hartsook and $849 for Mr. Little in 1998.

(5)  Mr. Loughlin became an executive officer on October 15, 1997.

(6)  Mr. Hartsook was the Vice President-Finance prior to February 3, 1998.

OPTION GRANTS TABLE

     The following table sets forth certain information with respect to options to purchase shares of the Company's common stock awarded during the 1997-98 fiscal year to the named executive officers. All options granted were nonqualified options. The option exercise price is equal to the fair market value of the Company's common stock on the date of the grant. All options become exercisable in installments of one-third on the first three anniversaries of the date of grant, except for all of Mr. Kerr's (85,000),

12,000 of Mr. Armatis', 40,000 of Mr. Little's, and 20,000 of Mr. Loughlin's which vest in nine and one-half years with accelerated vesting in three years for a graduated number beginning with the achievement of at least an annualized earnings per share ("EPS") growth of 13% up to all of the options granted if the annualized EPS growth equals or exceeds 15%, and so long as the return on equity averages at least 15% over the three-year period.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                     REALIZABLE VALUE AT
                                                                                                       ASSUMED ANNUAL
                                                                                                    RATES OF STOCK PRICE
                                      INDIVIDUAL GRANTS                                        APPRECIATION FOR OPTION TERM(3)
--------------------------------------------------------------------------------------------- ---------------------------------
                            NUMBER OF          % OF TOTAL
                            SECURITIES     OPTIONS GRANTED TO    EXERCISE
                            UNDERLYING        EMPLOYEES IN       OR BASE       EXPIRATION
NAME                     OPTIONS GRANTED     FISCAL YEAR(1)     PRICE ($)        DATE(2)           5% ($)           10% ($)
----                    ----------------- -------------------- ----------- ------------------ ---------------- ----------------
William T. Kerr               85,000             8.76%           29.8750      August 12, 2007        1,596,999        4,047,110

Christopher M. Little         54,600             5.62%           29.8750      August 12, 2007        1,025,837        2,599,673
Christopher M. Little         40,000             4.12%           29.8750      August 12, 2007          751,529        1,904,522

John P. Loughlin              12,000             1.24%           29.8750      August 12, 2007          225,459          571,357
John P. Loughlin              21,600             2.23%           29.8750      August 12, 2007          405,826        1,028,442
John P. Loughlin              18,400             1.90%           35.0313     November 9, 2007          405,370        1,027,288
John P. Loughlin               8,000             0.82%           35.0313      August 12, 2007          176,248          446,647

Larry D. Hartsook             23,400             2.41%           29.8750      August 12, 2007          439,645        1,114,146

Leo R. Armatis                22,200             2.29%           29.8750      August 12, 2007          417,099        1,057,010
Leo R. Armatis                12,000             1.24%           29.8750      August 12, 2007          225,459          571,357

All Stockholders (4)              --               --                --             --           1,000,567,178    2,535,633,678


------------------
(1)  Total options granted to employees during the fiscal year were 970,700.

(2) Options are fully exercisable after death or termination of employment due to disability or retirement through the expiration date.

(3) As required by the rules of the Securities and Exchange Commission, the dollar amounts under these columns represent the hypothetical gain or "option spread" that would exist for the options based on assumed 5% and 10% annual compounded rates of stock price appreciation over the full option term. The prescribed rates are not intended to forecast possible future appreciation.

(4) All stockholders are shown for comparison purposes only. The realizable value to all stockholders is the aggregate net gain, assuming a starting market price of $29.8750 (the fair market value on August 13, 1997), and appreciation at assumed annual rates of 5% and 10% for a ten-year period.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth as to each named executive officer information with respect to the status of all options granted as of June 30, 1998.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES

                                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                                                       OPTIONS AT FY-END (#)               FY-END ($)(2)
                          SHARES ACQUIRED                          ------------------------------  -----------------------------
NAME                        ON EXERCISE     VALUE REALIZED ($)(1)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                     ----------------  ----------------------  -------------  ---------------  -------------  --------------
William T. Kerr                 8,000               210,870           447,368         820,000       15,924,752      17,642,748
Christopher M. Little               0                     0           269,256         249,200        9,309,035       5,795,175
John P. Loughlin                    0                     0            54,000          99,600        1,808,924       1,967,625
Larry D. Hartsook             153,720             3,235,119                 0          46,000                0       1,025,925
Leo R. Armatis                 22,000               768,789           106,636          56,000        3,674,886       1,188,900


------------------
(1) Calculated based on the difference between the exercise price and the fair market value on the date of exercise.

(2) Calculated based on the fair market value of the Company's common stock on June 30, 1998 ($46.9375).

                        COMPARISON OF STOCKHOLDER RETURN

     The following graph compares the performance of the Company's common stock during the period July 1, 1993, to June 30, 1998, with the S&P 500 Index and a Peer Group of 12 companies engaged in multimedia businesses primarily with publishing and/or television broadcasting in common with the Company.

     The S&P 500 Index includes 500 U.S. companies in the industrial, transportation, utilities and financial sectors and is weighted by market capitalization. The Peer Group selected by the Company for comparison, which is also weighted by market capitalization, is comprised of the following: A.H. Belo Corporation; Gannett Company, Inc.; Lee Enterprises, Inc.; McGraw-Hill, Inc.; Media General, Inc.; New York Times Company; Reader's Digest Association, Inc.; E. W. Scripps Company; Time Warner, Inc.; Times Mirror Company; Tribune Company and Washington Post Company.

     The graph depicts the results of investing $100 in the Company's common stock, the S&P 500 Index and the Peer Group at closing prices on June 30, 1993. It assumes that dividends were reinvested.


                              [PLOT POINTS GRAPH]

                         1993     1994     1995     1996     1997      1998
                        ------   ------   ------   ------   ------   -------
Meredith ............    $100     $120     $146     $243     $341     $555
S&P 500 .............    $100     $101     $128     $161     $217     $282
Peer Group ..........    $100     $101     $117     $139     $176     $267

                  RETIREMENT PROGRAMS AND EMPLOYMENT AGREEMENTS

     The Company maintains separate qualified defined benefit plans for its union and nonunion employees, as well as two nonqualified supplemental pension plans covering certain nonunion employees. Defined benefit plans and the supplemental pension plans are actuarial plans and the amount of the contribution with respect to a specific person cannot readily be separately calculated by the regular actuaries for the plans. The Company makes annual contributions to the qualified plans to the extent permitted by the funding rules of the Internal Revenue Service.

     As of January 1, 1998, the latest date for which information is available, 256 employees participated in the bargaining unit defined benefit plan and 2,103 nonunion employees participated in the nonunion defined benefit plans. Assuming retirement at age 65, estimated annual retirement benefits under the nonunion qualified plan as in effect for the 1998 plan year would be as follows:

                                 PENSION TABLE

             FINAL                       YEARS OF SERVICE*
            AVERAGE      -------------------------------------------------
         COMPENSATION        10           15           20           25
        --------------   ----------   ----------   ----------   ----------
          $  100,000      $ 15,169     $ 22,753     $ 30,338     $ 37,922
             150,000        25,169       37,753       50,338       62,922
             200,000        35,169       52,753       70,338       87,922
             300,000        55,169       82,753      110,338      137,922
             400,000        75,169      112,753      150,338      187,922
             500,000        95,169      142,753      190,338      237,922
             600,000       115,169      172,753      230,338      287,922

------------------
*Service prior to September 1, 1989, may cause these amounts to be increased due to the conversion of the defined benefit plan (including the participant contributions, if any) to the cash balance formula. Service credit is capped at 25 years, so there are no incremental retirement benefits under the qualified plan for years after 25 years of service.

     As of January 1, 1998, the credited years of service for individuals listed in the compensation table above are as follows: Mr. William T. Kerr, Chairman and Chief Executive Officer -- 6 years; Mr. Christopher M. Little, President-Publishing Group -- 5 years; Mr. John P. Loughlin, President-Broadcasting Group -- 4 years; Mr. Larry D. Hartsook, Vice President-Operations -- 28 years and Mr. Leo R. Armatis, Vice President-Corporate Relations -- 17 years. For 1997, covered compensation for purposes of the supplemental pension plans including bonuses was $1,250,000 for Mr. William T. Kerr, Chairman and Chief Executive Officer; $764,000 for Mr. Christopher M. Little, President-Publishing Group; $456,233 for Mr. John P. Loughlin, President-Broadcasting Group; $422,000 for Mr. Larry D. Hartsook, Vice President-Operations and $408,500 for Mr. Leo R. Armatis, Vice President-Corporate Relations.

     The Company entered into an agreement effective January 1, 1997, with Mr. Kerr that provides for his employment through December 31, 2001, subject to automatic renewal for subsequent one-year terms. Mr. Kerr receives a minimum annual salary of $550,000 and an incentive bonus determined under the terms of the Company's Management Incentive Plan. The agreement also provided for the grant of nonqualified stock options, information on which is presented elsewhere in this Proxy Statement. In the event Mr. Kerr becomes permanently disabled, his annual base salary will continue to be paid at periodically reduced rates through the period that would have constituted his term of employment, but not beyond April 30, 2006. In addition to participating in the Meredith Employees' Retirement Income Plan, the Meredith Savings and Investment Plan and the Company's supplemental retirement plans, the Company has established a Minimum Supplemental Retirement Benefit Program ("MSRBP") for the benefit of Mr. Kerr. The MSRBP provides for a minimum retirement benefit equal to the benefits Mr. Kerr would have received under the retirement plans of a previous employer offset by benefits accrued under the Company's pension plans. The MSRBP also provides for a death benefit related to the value of the accrued benefit under the MSRBP.

     Mr. Kerr and the other executive officers of the Company have all entered into Severance Agreements with the Company. These agreements provide for the payment to the executive of an amount equal to three times the average annual base salary and incentive compensation paid to the executive during the three fiscal years immediately prior to a change in control of the Company as defined in detail in the agreements. All agreements with the executive officers with respect to grants of nonqualified stock options under the 1996 Plan provide for the vesting of the options in the event of a change of control in accordance with the terms of the 1996 Plan.


                             STOCKHOLDERS' PROPOSALS

     Stockholders wishing to include proposals in the Company's Proxy Statement and form of proxy for the 1999 Annual Meeting of Stockholders must submit the proposals so that they are received by the Company no later than May 28, 1999. The proposals should be addressed to Secretary, Meredith Corporation, 1716 Locust Street, Des Moines, Iowa 50309-3023.

     Pursuant to the Company's Bylaws, stockholders wishing to bring a proposal before the 1999 Annual Meeting of Stockholders (but not include the proposal in the Company's Proxy Statement) must deliver written notice of such proposal in accordance with the requirements of the Bylaws to the Secretary of the Company at the address specified above no later than August 11, 1999.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendations of its Audit Committee, the Board of Directors of the Company selected KPMG Peat Marwick LLP as independent public accountants of the Company and its subsidiaries for the fiscal year ending June 30, 1998. KPMG Peat Marwick LLP examined the financial statements of the Company and its subsidiaries for the most recently completed fiscal year. Representatives of that firm are expected to be present at the Annual Meeting with an opportunity to make a statement if they so desire and will be available to respond to appropriate questions presented at the meeting by stockholders.


                                FURTHER BUSINESS

     Except as hereinbefore stated, the management knows of no further business intended to be presented at the meeting, but, if any further business properly comes before the meeting, the persons named in the enclosed form of proxy will vote all proxies in accordance with their best judgment using the discretionary authority granted in the proxies.



                                            THOMAS L. SLAUGHTER
                                      VICE PRESIDENT-GENERAL COUNSEL
                                               AND SECRETARY

Des Moines, Iowa
September 25, 1998

   DETACH CARD BELOW, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.



                                 [COMPANY LOGO]



--------------------------------------------------------------------------------
         PLEASE ACT PROMPTLY, SIGN, DATE & MAIL YOUR PROXY CARD TODAY.
--------------------------------------------------------------------------------











DETACH HERE                                                          DETACH HERE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.


1. Election of four Class III    2. Election of one Class I       3. In its discretion, upon
   Directors for terms expiring     Director for a term expiring     such other matters as may
   in 2001, as provided in the      in 1999, as provided for in      properly come before the
   bylaws of the Company:           the bylaws of the Company:       meeting.
   Nominees: MARY SUE COLEMAN,      Nominee: PHILIP A. MARINEAU
   JOEL W. JOHNSON, RICHARD S.
   LEVITT, AND E. T. MEREDITH III


FOR       WITHHELD                 FOR       WITHHELD
[ ]       [ ]                      [ ]       [ ]

[ ] ______________________________________
    For all nominees except as noted above        MARK HERE FOR ADDRESS CHANGE
                                                  AND NOTE AT LEFT [ ]

                                        PLEASE SIGN EXACTLY AS NAME APPEARS
                                        HEREON. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized official. If a partnership, please sign in partnership name by an authorized person.

Signature _______________ Date ________ Signature _______________ Date _________

                                  DETACH HERE

                  MEREDITH CORPORATION - PROXY - COMMON STOCK

        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEREDITH CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 9, 1998

FREDERICK B. HENRY, E. T. MEREDITH III AND WILLIAM T. KERR, and each of them are hereby appointed proxies of the stockholder(s) signing this card on the reverse side, with power of substitution acting by a majority of proxies present and voting, or if only one proxy is present and voting, then acting by that one, to vote the shares of Meredith Corporation common stock which said stockholder(s) is (are) entitled to vote, at the ANNUAL MEETING OF STOCKHOLDERS to be held at the company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 9, 1998, at 10:00 A.M., local time, and at any adjournment thereof, with all the powers the signing stockholders would possess if present. The Directors recommend a vote FOR such matters. The proxies are instructed to vote as follows:

The shares represented by this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR all proposals shown on the reverse side of this card and as set forth in the Notice of Annual Meeting dated September 25, 1998. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

   DETACH CARD BELOW, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.



                                 [COMPANY LOGO]



--------------------------------------------------------------------------------
         PLEASE ACT PROMPTLY, SIGN, DATE & MAIL YOUR PROXY CARD TODAY.
--------------------------------------------------------------------------------












DETACH HERE                                                          DETACH HERE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.


1. Election of four Class III    2. Election of one Class I       3. In its discretion, upon
   Directors for terms expiring     Director for a term expiring     such other matters as may
   in 2001, as provided in the      in 1999, as provided for in      properly come before the
   bylaws of the Company:           the bylaws of the Company:       meeting.
   Nominees: MARY SUE COLEMAN,      Nominee: PHILIP A. MARINEAU
   JOEL W. JOHNSON, RICHARD S.
   LEVITT, AND E. T. MEREDITH III


FOR       WITHHELD                 FOR       WITHHELD
[ ]       [ ]                      [ ]       [ ]

[ ] ______________________________________
    For all nominees except as noted above        MARK HERE FOR ADDRESS CHANGE
                                                  AND NOTE AT LEFT [ ]

                                        PLEASE SIGN EXACTLY AS NAME APPEARS
                                        HEREON. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized official. If a partnership, please sign in partnership name by an authorized person.

Signature _______________ Date ________ Signature _______________ Date _________

                                DETACH HERE

               MEREDITH CORPORATION - PROXY - CLASS B COMMON STOCK

        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEREDITH CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 9, 1998

FREDERICK B. HENRY, E. T. MEREDITH III AND WILLIAM T. KERR, and each of them are hereby appointed proxies of the stockholder(s) signing this card on the reverse side, with power of substitution acting by a majority of proxies present and voting, or if only one proxy is present and voting, then acting by that one, to vote the shares of Meredith Corporation common stock which said stockholder(s) is (are) entitled to vote, at the ANNUAL MEETING OF STOCKHOLDERS to be held at the company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 9, 1998, at 10:00 A.M., local time, and at any adjournment thereof, with all the powers the signing stockholders would possess if present. The Directors recommend a vote FOR such matters. The proxies are instructed to vote as follows:

The shares represented by this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR all proposals shown on the reverse side of this card and as set forth in the Notice of Annual Meeting dated September 25, 1998. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE